FEDERATED HIGH INCOME BOND FUND II
PRIMARY SHARES
SERVICE SHARES

A Portfolio of Federated Insurance Series
_______________________________________________________________________________

Supplement to the  Statements of  Additional  Information  (SAI) dated
April 30, 2004.


Under the heading entitled "Securities in Which the Fund Invests", please add the following immediately after the section for Foreign Securities:

     Foreign Government Securities

     Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.



Under the same heading, please delete the last sentence under Convertible Securities, which reads:

     The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

And replace it with the following:

     The Fund treats convertible securities as fixed income securities for purposes of its investment policies and limitations, because of their unique characteristics.



Under the heading "Investment Risks", please add the following immediately after the section entitled "Risks Associated with Noninvestment Grade Securities":


     Currency Risks

o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.


                                                                    May 27, 2004



Cusip 313916306
Cusip 313916843
30609 (5/04)